UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 3, 2026
Date of Report (date of earliest event reported)

LISATA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33650	22-2343568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 173, Liberty Corner, New Jersey 07938
(Address of Principal Executive Offices)(ZipCode)

(908) 842-0100
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LSTA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 ☐ Emerging growth company

o If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On May 3, 2026, Lisata Therapeutics, Inc. (the “Company” or “Lisata”) and Kuva Labs Inc., a Delaware corporation (“Parent”), together with Kuva Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), entered into an amendment and waiver (the “Amendment and Waiver”) to the previously announced Agreement and Plan of Merger, dated as of March 6, 2026, by and among Parent, Purchaser and the Company (the “Merger Agreement”). Pursuant to the Amendment and Waiver, the Company, Parent and Purchaser agreed to extend the date by which Purchaser is obligated to commence the tender offer for all of the outstanding shares of common stock of the Company (the “Offer”) from April 13, 2026 to May 29, 2026, or such other date as may be agreed to between the Company and Parent. Under the Amendment and Waiver, Parent has also agreed to pay certain expenses of the Company, up to $1.1 million in the aggregate, until commencement of the Offer. From the date of the Amendment and Waiver until May 29, 2026, the Company has agreed not to pursue any claim against Parent, Purchaser or their affiliates arising from or relating to the Merger Agreement or the transactions contemplated thereby. Upon commencement of the Offer and payment by Parent of all amounts then due under the Amendment and Waiver, the Company shall irrevocably waive any claims to the extent arising from or relating to the Purchaser’s failure to commence the Offer by April 13, 2026. The Company’s agreements not to pursue certain claims and to waive certain claims as described above are subject to termination by the Company if (i) Parent fails to make any payment under the Amendment and Waiver when due or (ii) Parent commits a material breach of the Amendment and Waiver (other than a payment default) that materially adversely affects the transactions contemplated by the Merger Agreement and fails to cure such breach within two (2) Business Days after written notice thereof from the Company. A copy of the Amendment and Waiver is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment and Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and Waiver.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibit

2.1	Amendment and Waiver to Agreement and Plan of Merger, dated May 3, 2026, by and among Lisata Therapeutics, Inc., Kuva Labs Inc. and Kuva Acquisition Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

The tender offer referred to in this document has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that Parent and Purchaser will file with the SEC upon commencement of the tender offer, if commenced at all. At the time the tender offer is commenced, if commenced at all, Parent and Purchaser will cause to be filed a tender offer statement on Schedule TO with the SEC, and Lisata will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES THERETO IF AND WHEN SUCH TENDER OFFER MATERIALS AND SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 ARE FILED WITH THE SEC. INVESTORS AND STOCKHOLDERS OF LISATA ARE URGED TO READ THESE DOCUMENTS CAREFULLY IF AND WHEN THEY BECOME AVAILABLE (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON SHARES IN THE TENDER OFFER IF COMMENCED.

Both the tender offer statement and the solicitation/recommendation statement will be sent free of charge to all of Lisata’s stockholders if the tender offer is commenced. A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders of Lisata, if the tender offer is commenced, by accessing https://ir.lisata.com or by contacting Investor Relations at (908) 842-0084. In addition, if the tender offer is commenced, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website: www.sec.gov, upon filing with the SEC.

LISATA’S STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Cautionary Note Regarding Forward-Looking Statements

This document includes forward-looking statements that are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, statements regarding the proposed acquisition of Lisata by Parent, the expected timetable for commencing or completing the transaction, if at all, and Lisata’s future financial or operating performance. These forward-looking statements typically can be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “will,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed acquisition of Lisata by Parent, similar transactions, prospective performance, future plans, events, expectations, objectives, opportunities, and the outlook for Lisata; the expected timing of the commencement or completion of the transaction, if at all; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties; accordingly, investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially due to several factors. Factors that could cause future results to differ materially include: risks associated with the timing of the commencement of the tender, including the risk that Parent may not commence the tender offer promptly or at all; risks associated with the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction will not occur; uncertainties as to how many of Lisata’s stockholders will tender their shares in the offer; the possibility that competing offers will be made; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring the Parent or the Company to pay a termination fee pursuant to the Merger Agreement and circumstances affecting the ability of such party to make such payment; the outcome of any legal proceedings that may be instituted by or against the parties and others related to the Merger Agreement; unanticipated difficulties or expenditures relating to the proposed transaction; the response of business partners to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility that the milestone payment related to the CVR will never be achieved and that no milestone payment may be made; the risk that any stockholder litigation in connection with the proposed transactions may result in significant costs of defense, indemnification and liability; Lisata’s ability to successfully demonstrate the efficacy and safety of its product candidates, and the preclinical or clinical results for its product candidates, which may not support further development of such product candidates; comments, feedback and actions of regulatory agencies; Lisata’s dependence on the successful clinical development, regulatory approval and commercialization of its product candidates; the inherent uncertainties associated with developing new products or technologies and operating as clinical stage company; the Company’s cash sufficiency and runway; and other risks identified in Lisata’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent filings with the SEC. Lisata cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The forward-looking statements in this document speak only as of the date of this document. Lisata undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LISATA THERAPEUTICS, INC.

By:	/s/ David J. Mazzo
Name	David J. Mazzo, PhD
Title	President and Chief Executive Officer

Dated: May 4, 2026